UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                October 20, 2003

                Date of Report (Date of earliest event reported)



                              Eclipsys Corporation

             (Exact name of registrant as specified in its charter)


       Delaware                      000-24539                 65-0632092
(State of Incorporation)      (Commission File Number)      (I.R.S. Employer
                                                          Identification Number)


                              1750 Clint Moore Road
                               Boca Raton, Florida
                                      33487
                    (Address of principal executive offices)

                                 (561) 322-4321
              (Registrant's telephone number, including area code)






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Item 5.     Other Events and Regulation FD Disclosure

On October 20, 2003, Eclipsys Corporation issued a press release announcing its strategy to address SunriseXA response time, which included a reference to related questions and answers (the "Q&A"). The full text of this press release and the related Q&A is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibit 99.1 - Press Release of Eclipsys Corporation dated October 20, 2003, and related questions and answers.

               Exhibit 99.2 - Press Release of Eclipsys Corporation dated October 20, 2003.



Item 12.    Results of Operations and Financial Condition.


On October 20, 2003, Eclipsys Corporation issued a press release announcing its third fiscal quarter and nine months ended September 30, 2003, financial results. The full text of Eclipsys Corporation's October 20, 2003 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this report and the Exhibit attached hereto shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                       ECLIPSYS CORPORATION



Dated:  October 20, 2003               /s/ Robert J. Colletti
                                       --------------------------
                                       Robert J. Colletti

                                       Senior Vice President and Chief Financial
                                       Officer






















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                                  EXHIBIT INDEX





Exhibit No.     Description
-----------     -----------

99.1 Press release issued by Eclipsys Corporation dated October 20, 2003, and related questions and answers.

99.2            Press release issued by Eclipsys Corporation dated October 20,
                2003.









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